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                                                                   EXHIBIT 10.26

                                                                 [First Tranche]



          NEITHER THESE WARRANTS NOR THE SHARES UNDERLYING THESE WARRANTS HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE LAWS OF ANY STATE. THEY MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS IF NECESSARY, OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THESE WARRANTS AND THE SHARES UNDERLYING THESE WARRANTS ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER SET FORTH IN THAT CERTAIN AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT, A COPY OF WHICH MAY BE OBTAINED FROM INTRALINKS, INC.

38,462 Warrants                                                   June 30, 1999
---------------


                              WARRANT CERTIFICATE

                               INTRALINKS, INC.

          This warrant certificate ("Warrant Certificate") certifies that for value received R. W. Johnson Pharmaceutical Research Institute ("PRI") or registered assigns (the "Holder") is the owner of the number of warrants (the "Warrants") specified above, each of which entitles the Holder thereof to purchase, at any time on or before the Expiration Date (as hereinafter defined), one fully paid and non-assessable share of Common Stock, $.01 par value (the "Common Stock"), of IntraLinks, Inc. (the "Company"), for the Purchase Price (defined in Section 1 below) in lawful money of the United States of America (subject to adjustment as hereinafter provided).

     1.  Warrant; Purchase Price
         -----------------------

     Each Warrant initially shall entitle the Holder to purchase one share of Common Stock of the Company, and the purchase price payable upon exercise of the Warrant (the "Purchase Price") shall initially be $13.00 per share of Common Stock, subject to adjustment as hereinafter provided. The Purchase Price and number of shares of Common Stock issuable upon exercise of this Warrant are subject to adjustment as provided in Section 5 hereof. The shares of Common Stock issuable upon exercise of the Warrant (and/or other shares of stock so issuable by reason of any adjustments pursuant to Section 5) are sometimes referred to herein as the "Warrant Shares."
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     2.  Exercise; Expiration Date; No Fractional Shares; Reservation of Shares
         ----------------------------------------------------------------------

     2.1. The Warrants are exercisable, at the option of the Holder, in whole or in part on or before the Expiration Date, upon surrender of this Warrant Certificate to the Company together with a duly completed Notice of Exercise, in the form attached hereto as Exhibit A, and payment of the Purchase Price. In the
                            ---------
case of exercise of less than the entire Warrant represented by this Warrant Certificate, the Company shall cancel the Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate for the balance of such Warrant.

     2.2. The term "Expiration Date" shall mean 5:00 p.m. New York time on June 30, 2002, or if such day shall in the State of New York be a holiday or a day on which banks are authorized to close, then 5:00 p.m. New York time the next following day which in the State of New York is not a holiday or a day on which banks are authorized to close.

     2.3. No fractional shares shall be issued upon exercise or conversion (in whole or in part) of the Warrants and the number of shares of Common Stock to be issued shall be rounded down to the nearest whole share, and there shall be no payment to the Holder for any such rounded fractional shares.

     2.4. The Company covenants that it will at all times reserve and keep available out of its authorized capital stock, solely for the purpose of issue upon exercise of the Warrants, such number of shares of Common Stock as shall then be issuable upon the exercise of all outstanding Warrants. The Company covenants that all shares of capital stock which shall be issuable upon exercise of the Warrants shall, upon issuance in accordance with the terms hereof, be duly and validly issued and fully paid and non-assessable and free from all taxes, liens, encumbrances and charges with respect to the issue thereof, and that upon issuance the Company shall use its commercially reasonable efforts to cause such shares to be listed on each national securities exchange, if any, on which the other shares of such outstanding Common Stock of the Company are then listed.

     3.  Registration and Transfer on Company Books
         ------------------------------------------

     3.1. The Company shall maintain books for the registration and transfer of the Warrants and the registration and transfer of the Warrant Shares.

     3.2. Prior to due presentment for registration of transfer of this Warrant Certificate, or the Warrant Shares, the Company may deem and treat the registered Holder as the absolute owner thereof.

     3.3. The Warrants shall be freely assignable by PRI to any affiliate of PRI, provided that such affiliate, prior to the assignment by PRI, represents to the Company that it is purchasing the Warrants for investment purposes only and not with a view of or towards subsequent transfer (except to an affiliate) or resale and that such sale or transfer is permitted under the securities laws.

                                       2
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     4.  Loss or Mutilation
         ------------------

     Upon receipt by the Company of reasonable evidence of the ownership of and the loss, theft, destruction or mutilation of any Warrant Certificate and, in the case of loss, theft or destruction, of indemnity reasonably satisfactory to the Company, or, in the case of mutilation, upon surrender and cancellation of the mutilated Warrant Certificate, the Company shall execute and deliver in lieu thereof a new Warrant Certificate representing an equal number of Warrant Shares.

     5.  Adjustment of Purchase Price and Number of Shares
        Deliverable; Reorganizations and Recapitalizations
        --------------------------------------------------

     5.1. The number of Warrant Shares purchasable upon the exercise of the Warrants and the Purchase Price with respect to the Warrant Shares shall be subject to adjustment as follows:

           (a) In case the Company shall (i) declare a dividend or make a distribution on its Common Stock payable in shares of its capital stock, (ii) subdivide its outstanding shares of Common Stock through stock split or otherwise, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue by reclassification of its Common Stock (including any reclassification in connection with a consolidation or merger in which the Company is the continuing corporation) other securities of the Company, the number and/or nature of Warrant Shares purchasable upon exercise of the Warrants immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which he or it would have owned or have been entitled to receive after the happening of any of the events described above, had such Warrants been exercised immediately prior to the happening of such event or any record date with respect thereto. Any adjustment made pursuant to this paragraph (a) shall become effective retroactively as of the record date of such event.

           (b) In the event of any capital reorganization or any reclassification of the capital stock of the Company or in case of the consolidation or merger of the Company with another corporation (other than a consolidation or merger in which the outstanding shares of the Company's Common Stock are not converted into or exchanged for other rights or interests), or in the case of any sale, transfer or other disposition to another corporation of all or substantially all the properties and assets of the Company, the Holder of the Warrants shall thereafter be entitled to purchase (and it shall be a condition to the consummation of any such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition that appropriate provisions shall be made so that such Holder shall thereafter be entitled to purchase) the kind and amount of shares of stock and other securities and property (including cash) which the Holder would have been entitled to receive had such Warrant been exercised immediately prior to the effective date of such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition; and in any such case appropriate adjustments shall be made in the application of the provisions of this Section 5 with respect to rights and interest thereafter of the Holder of the Warrants to the end that the provisions of this Section 5 shall thereafter be applicable, as near

                                       3
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as reasonably may be, in relation to any shares or other property thereafter purchasable upon the exercise of the Warrants. The provisions of this Section 5.1(b) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, transfers or other dispositions.

          (c) Whenever the number of Warrant Shares purchasable upon the exercise of the with respect to the Warrant Shares shall be adjusted by multiplying such Purchase Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of the Warrants immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares so purchasable immediately thereafter.

     5.2. Whenever the number of Warrant Shares purchasable upon the exercise of the Warrant or the Purchase Price of such Warrant Shares is adjusted, as herein provided, the Company shall mail to the Holder, at the address of the Holder shown on the books of the Company, a notice of such adjustment or adjustments, prepared and signed by the Chief Financial Officer or Secretary of the Company, which sets forth the number of Warrant Shares purchasable upon the exercise of each Warrant and the Purchase Price of such Warrant Shares after such adjustment, a brief statement of the facts requiring such adjustment and the computation by which such adjustment was made.

     5.3. In the event that at any time prior to the expiration of the Warrants and prior to their exercise:

           (a) the Company shall offer for subscription to the holders of the Common Stock any additional shares of stock of any class or any other securities convertible into Common Stock or any rights to subscribe thereto; or

           (b) the Company shall declare any stock split, stock dividend, subdivision, combination, or similar distribution with respect to the Common Stock, regardless of the effect of any such event on the outstanding number of shares of Common Stock; or

           (c) the Company shall declare a dividend with respect to the Common Stock, other than a dividend payable in shares of the Company's own Common Stock or Common Stock; or

           (d) there shall be a voluntary or involuntary dissolution, liquidation, or winding up of the Company (other than in connection with a consolidation, merger, or sale of all or substantially all of its property, assets and business as an entity);

           (e)  there shall be any capital change in the Company as set forth in
Section 5.1(b);

(each such event hereinafter being referred to as a "Notification Event"), the Company shall cause to be mailed to the Holder, not less than 10 days prior to the record date, if any, in

                                       4
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connection with such Notification Event (provided, however, that if there is no record date, or if 10 days prior notice is impracticable, as soon as practicable) written notice specifying the nature of such event and the effective date of, or the date on which the books of the Company shall close or a record shall be taken with respect to, such event. Such notice shall also set forth facts indicating the effect of such action, if any (to the extent such effect may be known at the date of such notice), on the Purchase Price and the kind and amount of the shares of stock or other securities or property deliverable upon exercise of the Warrant.

     6.  Voluntary Adjustment by the Company
         -----------------------------------

     The Company may, at its option, at any time during the term of the Warrants, reduce the then current Purchase Price to any amount deemed appropriate by the Board of Directors of the Company and/or extend the date of the expiration of the Warrants.

     7.  Registration Rights
         -------------------

     The Warrant Shares shall have the registration rights set forth in the Amended and Restated Registration Rights Agreement of even date herewith by and among the Company, the Holder and the other securityholders of the Company named therein.

     8.  Governing Law
         -------------

     This Warrant Certificate shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of law principles thereof.

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          IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed by its officers thereunto duly authorized and its corporate seal to be affixed hereon, as of this 30/th/ day of June, 1999.


                                  INTRALINKS, INC.

                                  By:  /s/
                                      --------------------------
                                       Name:
                                       Title:


Attest:


__________________________________
Name:
Title:

                                       6
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                                                                       EXHIBIT A



                              NOTICE OF EXERCISE


          The undersigned hereby irrevocably elects to exercise, pursuant to
Section 2 of the Warrant Certificate accompanying this Notice of Exercise, _______ Warrants of the total number of Warrants owned by the undersigned pursuant to the accompanying Warrant Certificate, and herewith makes payment of the Purchase Price of such shares in full.


                              Name of Holder

                              ____________________________________
                              Signature


                              Address:

                              ____________________________________

                              ____________________________________

                              ____________________________________